UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2020

KBR, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33146	20-4536774
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
601 Jefferson Street, Suite 3400 Houston, Texas		77002 (Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (713) 753-2000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which listed
Common Stock, $0.001 par value	KBR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 Entry into a Material Definitive Agreement.

Amendment to Credit Agreement

On September 14, 2020, KBR, Inc. (the “Company”) entered into an Amendment No. 4 (the “Amendment”) to its existing Credit Agreement, dated as of April 25, 2018 (as amended by Amendment No. 1, dated as of November 12, 2018, Amendment No. 2, dated as of February 7, 2020, and Amendment No. 3, dated as of July 2, 2020, the “Existing Credit Agreement”; the Existing Credit Agreement, as amended by the Amendment, the “Credit Agreement”), with Bank of America, N.A., as administrative agent, swing line lender and a letter of credit issuer, the lenders party thereto, the swing line lenders party thereto, the letter of credit issuers party thereto and each of the subsidiaries of the Company party thereto.

The Amendment modified the definition and calculation of Consolidated EBITDA under the Existing Credit Agreement to provide for more flexibility in permitting pro forma cost reductions resulting from certain corporate transactions, such as acquisitions, corporation reorganizations and restructurings, when calculating Consolidated EBITDA.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 hereto and is incorporated into this Item 1.01 by reference.

ITEM 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The text set forth in Item 1.01 regarding the terms and conditions of the Amendment is incorporated into this Item 2.03 by reference.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Amendment No. 4 to Credit Agreement, dated as of September 14, 2020 with Bank of America, N.A., as administrative agent, swing line lender and a letter of credit issuer, the lenders party thereto, the swing line lenders party thereto, the letter of credit issuers party thereto and each of the subsidiaries of the Company party thereto.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBR, INC.
Date: September 14, 2020	/s/ Adam M. Kramer
Adam M. Kramer
Vice President, Public Law and Corporate Secretary